COLUMBIA NEWPORT TIGER FUND
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005
                          Class A, B, C, T and Z Shares

Effective immediately, the section of the prospectuses entitled "MANAGING THE
FUND: PORTFOLIO MANAGER" is revised in its entirety as follows:


PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Penny L. Burgess, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

Deborah F. Snee, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999.

Eric Robert Lewis Sandlund, a portfolio manager of Columbia Management, is a co-manager of the Fund and has managed or co-managed the Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was a managing director and chief investment officer of Merrill Lynch Investment Managers (Asia Pacific) in Singapore from January, 2000 to June, 2002.





SUP-47/85811-0405                                                  May 24, 2005